                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K\A
                         AMENDMENT NO. 1*


                          CURRENT REPORT



            Pursuant to Section 13 or Section 15 (d)
              of the Securities Exchange Act of 1934



                 Date of Report - August 4, 1998


            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
      (Exact name of Registrant as specified in its Charter)



New York                       1-3268               14-0555980
______________           _________________        _____________
State or other           (Commission File         (IRS Employer
jurisdiction of           Identification)           Number)
incorporation number)


284 South Avenue, Poughkeepsie, New York               12601-4879
________________________________________            _____________
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (914) 452-2000

*The purpose of this Amendment is to submit Appendix C to Exhibit 10(1) - Order of the Public Service Commission, which Appendix was inadvertently omitted from the Current Report on Form 8-K, dated, and filed with the Securities and Exchange Commission on, July 24, 1998.

            CENTRAL HUDSON GAS & ELECTRIC CORPORATION

Item 7.   Financial Statements and Exhibits

          (c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

     Exhibit No.
(Regulation S-K
     Item 601
   Designation)
                             EXHIBITS

          (10) (1) Order of the Public Service Commission of the State of New York, issued and effective June 30, 1998, explaining in greater detail and reaffirming its Abbreviated Order, issued and effective February 19, 1998, as described in Registrant's Current Report, on Form 8-K, dated February 10, 1998

          (10) (2) By laws of the Company in effect on the date of this report.

                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                              (Registrant)



                    By:   (SGD.) DONNA DOYLE
                              DONNA DOYLE
                              Controller


Dated:  August 4, 1998
                          EXHIBIT INDEX

     Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

Exhibit No.
(Regulation S-K
   Item 601
 Designation)
                             Exhibits

          (10) (1) Order of the Public Service Commission of the State of New York, issued and effective June 30, 1998, explaining in greater detail and reaffirming its Abbreviated Order, issued and effective February 19, 1998, as described in Registrant's Current Report, on Form 8-K, dated February 10, 1998

          (10) (2) By laws of the Company in effect on the date of this report.


                                             APPENDIX C

                         (CH LETTERHEAD)

                                             February 26, 1998


Hon. John C. Crary
Secretary
Public Service Commission
 of the State of New York
Three Empire State Plaza
Albany, NY 12223

Dear Secretary Crary:

                Re: Commission Case No. 96-E-0909

     In the Commission's Order Adopting Terms of Settlement Subject to Modifications and Conditions (Issued and Effective February 19, 1998), the Commission stated that the Amended and Restated Settlement Agreement ("revised Agreement") dated January 2, 1998, "generally offer(s) a sound regulatory framework for Central Hudson, its competitors, and its customers in the transition to fully competitive generation and energy service markets...."  The Commission also stated in such Order that it was "requiring modifications and adding conditions" to the revised Agreement, which modifications and conditions were enumerated as items (1) through (10) in such Order. In addition, the Commission further stated that it adopted "...the terms of the revised Agreement...subject to the modifications and conditions (it) enunciated" and incorporated"... the revised Agreement's terms...by reference into" the Order.

     Furthermore, Ordering Paragraph "3." of the Order (Mimeo, p.7) provides that Central Hudson:

          "...must submit a written statement of unconditional acceptance of the modifications and conditions contained in this order, signed and acknowledged by a duly authorized officer by February 26, 1998. This statement, along with substitute language responding to Appendix C, should be filed with the Secretary of the Commission and served on all parties in this proceeding."

     In response to these provisions, the signatories to the revised Settlement submit herewith a document entitled "Modifications to Amended and Restated Settlement Agreement." This document reflects the unconditional agreement of the revised Agreement's signatories to i) the "modifications and conditions" set forth in the Commission's Order, ii) the provisions of Appendix B of that Order and iii) to language implementing the provisions of Appendix C of the Order.

     In addition, the Commission's condition (10) states that the revised Agreement was being adopted "on the condition (that) Central Hudson agrees to accept the Commission Order, issued June 23, 1997, concerning the farmer and food processor pilot program (Case 96-E-00948 [sic])." In response to this provision, please be advised that Central Hudson agrees to accept the Commission Order of June 23, 1997 in Case No. 96-E-0948 insofar as that Order is applicable to Central Hudson. In this connection, it is noted that the revised Agreement contains a Retail Access Program that will supersede (see, revised Agreement, Part V.C. at p. 33) the farmer and food processor pilot program of Case 96-E-0948.

     In adopting and approving the revised Agreement (with modifications), the Commission reserved its options in the event of subsequent judicial action altering a portion of the agreements. Central Hudson trusts that the Commission accords the same option to other signatories to the agreements.

     Attaining the revised Agreement (and the Modifications Agreement) was possible because the participants committed significant resources to discussing, defining and memorializing mutual objectives and because these agreements contain mutual concessions and commitments. We are encouraged by the cooperation shown in developing these agreements that all participants will continue to implement these agreements in the same spirit.

     Central Hudson's success as a low cost provider of regulated utility services has established core values that will guide us in the transition to competition and continue to be lodestars to its transition to the new, holding company authorized in the revised Agreement. In addition to providing the springboard for continued growth in shareholder value by restructuring Central Hudson, the adoption of the revised Agreement by the Commission

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and of the "Modifications Agreement" by the signatories
establishes a broad and far-reaching program for implementing the Commission's competitive vision and benefitting consumers in the Mid-Hudson Valley. Central Hudson looks forward to implementing the new initiatives with a focus on customer values in a government-private partnership oriented around market-developed solutions and innovations.

                                   Very truly yours,



                                   (SGD.) ARTHUR R. UPRIGHT
                                          ARTHUR R. UPRIGHT



cc: All Active Parties in Case No. 96-E-0909

























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STATE OF NEW YORK
PUBLIC SERVICE COMMISSION

In the Matter of Central Hudson
Gas & Electric Corporation's                      Case 96-E-0909
Plans for Electric Rate/
Restructuring Pursuant to
Opinion No. 96-12.

                   MODIFICATIONS TO AMENDED AND
                  RESTATED SETTLEMENT AGREEMENT

     WHEREAS, by Order Adopting Terms of Settlement Subject to Modifications and Conditions (Issued and Effective February 19,
1998), the Commission stated that the terms of the Amended and Restated Settlement Agreement ("revised Agreement") dated January 2, 1998 "...generally offer a sound regulatory framework for Central Hudson, its competitors, and its customers in the transition to fully competitive generation and energy service markets;" and
     WHEREAS, the Commission also stated in such Order that it was "requiring modifications and adding conditions" to the revised Agreement, which modifications and conditions were enumerated as items (1) through (10) in such Order; and
     WHEREAS, the Commission adopted "...the terms of the revised Agreement...subject to the modifications and conditions enunciated" and incorporated "...the revised Agreement's terms..by reference into" the Order; and
     WHEREAS, the signatories to the revised Agreement have conferred and agreed to the modifications and conditions identified in Commission's Order and have executed this document to memorialize all the modifications to the revised Agreement;
     NOW, THEREFORE, the signatories agree to modify the revised Agreement as follows:

1. The revised Agreement shall be deemed to contain each of the ten modifications, conditions or understandings enumerated by the Commission at pages 2-4 of the Order, as if incorporated in full therein.
2. The revised Agreement shall be deemed to include the provisions of Appendix B of the Order, as if set forth in full therein.
3. With respect to the provisions of Appendix C of the Order, the revised Agreement shall be deemed to be modified as follows:
     A. The definition of "Strandable Costs" (p. 13 of revised Agreement) shall be modified to read: "Those production expenditures made by Central Hudson in fulfilling its obligation to serve and provide safe, reliable electric service to customers within its franchise territory which are not expected to be recoverable in a competitive electricity market. The description and components of Fossil Generation Strandable costs are contained in Part VIII, A".
     B. The definition of "NTAC" (p. 10 of the revised Agreement) shall be revised to read "...(NYPA")
          Transmission Adjustment Charge...."
     C. Part V, D. (p. 34-36 of the revised Agreement) shall be revised by the insertion of the following material at the end of the carry-over paragraph on the top of page 35 of the revised Agreement (before the paragraph which begins "Options  ii' or  iii' above...."): "Until such
          time as Retail Access becomes available to S.C. No. 13 customers pursuant to the procedures set forth in
          Section V, J., S.C. No. 13 customers will not be required to enter into full or partial requirements contracts with Central Hudson to receive the 5% base rate reduction. Effective February 27, 1998, S.C. No. 13 energy, demand and RKVA will be billed at 95% of the full monthly rates. The discount is not applicable to that portion of a customer's load served under the Growth Incentive Discount or Power for Jobs Special Provisions contained within S.C. No. 13. At the time Retail Access becomes an approved tariff option for S.C. No 13 customers, S.C. No. 13 customers will be required to contract with Central Hudson to either continue to receive the 5% discount or to select the 50% CTC Retail Access tariff option."
     D. Part VI, B., 13 (p. 51-53) of the revised Agreement) is modified by changing the period to a comma at the end of the first paragraph thereof and adding: "to the extent that the provision of such energy products or services benefits Regco's customers."
     E. Part XIII, A. (p. 92-93) of the revised Agreement), is modified to read, in its entirety, as follows: "This Agreement shall become effective as of the Effective Date and shall continue to effect until June 30, 2001; provided however that the obligations of Parts V. K.,
          VI. B., VII. G., H. and I. VIII. B., X. A., B., C., E. and F., XII. A., XIII. B. and C., and Attachments H and I of this Agreement shall survive the termination of this Agreement; and provided further that the provision of parts IV. F., G., I. and L. shall remain effective until such time as the Commission authorizes a general rate change to become effective pursuant to Part IV. A., or pursuant to condition (4) of the Commission's February 19, 1998 Order."

4.   This Agreement may be executed in counterparts.

     WHEREFORE, the signatories to the revised Agreement have executed these modifications as of February 26, 1998.

               Central Hudson Gas & Electric Corporation
               By:       (SGD.) Arthur Upright

               Staff of the Department of Public Service
               By:       (SGD.) Philip S. Teumim

               Pace Energy Project
               By:

               New York State Consumer Protection Board
               By:       (SGD.) Timothy S. Carey















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